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                                                                   EXHIBIT 10.95


                                AMENDMENT NO. 22
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                        EFFECTIVE AS OF OCTOBER 14, 2005


        This Amendment No. 22 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement"), is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

        WHEREAS, the purpose of this Amendment No. 22 is to amend the process of certifying that the Revised Object meets the Minimum Quality Standards.

1. Paragraph 1.20 ("Licensed System") of Section 1 ("Definitions") of the Agreement is revised to read in its entirety as follows:

        "1.20 LICENSED SYSTEM means an OEM Customer product (hereinafter known as an "OEM Customer Licensed System") or a Peerless product (hereinafter known as a "Peerless-Branded Licensed System") that includes Revised Object and Font Programs, and may include (unless such components are identified as mandatory, in which case it shall include) Other Adobe Software, Host Software, one or more Designated Output Devices and other hardware and software identified in a Peerless/OEM Customer Licensed System Appendix or Adobe/Peerless Licensed System Appendix (as applicable). The Peerless/OEM Customer Licensed System Appendix or Adobe/Peerless Licensed System Appendix (as applicable) shall be executed prior to Peerless' certification of test results for such Licensed System pursuant to Paragraph 2 ("Testing") of EXHIBIT F ("Licensed System Test Procedures") of the Agreement. Any reference in the Agreement to "Licensed System", unless expressly stated otherwise or where limited by the context in which the term is used, shall mean the OEM Customer Licensed System and/or the Peerless-Branded Licensed System."

2. Paragraph 5.2 ("Testing and Certification of Revised Object and Proposed Designated Output Device") of the Agreement is revised to read in its entirety as follows:

        "5.2 TESTING AND CERTIFICATION OF REVISED OBJECT. Peerless shall test each Peerless SDK and each Peerless-Branded Licensed System containing Revised Object, or in the case of an OEM Customer Licensed System, shall test, assist in the testing of, or require its OEM Customer or Third Party Developer to test each Revised Object (including any previously-certified Revised Object subsequently modified by Peerless, its OEM


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        Customer or Third Party Developer) in accordance with EXHIBIT F
        ("Licensed System Test Procedures") and Peerless shall not distribute any Peerless SDK or begin First Commercial Shipment of a Peerless-Branded Licensed System or allow an OEM Customer to begin First Commercial Shipment of an OEM Customer Licensed System containing the Revised Object and any modified version thereof until the testing has been completed and such Peerless SDK or Licensed System has been certified by Peerless pursuant to EXHIBIT F and Peerless has provided Adobe with a declaration signed by Peerless' Quality Assurance Manager certifying that the required testing has been performed and the Licensed System containing the Revised Object meets the Minimum Quality Standards (as defined in EXHIBIT F). Adobe shall have the right to evaluate, and to require Peerless to evaluate the quality assurance processes, testing results, Revised Object, and Licensed Systems to determine if Peerless, its OEM Customer or Third Party Developer, as applicable, is carrying out the requirements set forth herein, and if Adobe determines that such quality is inadequate, Peerless shall promptly take corrective action as directed by Adobe, and in the case of an OEM Customer or Third Party Developer Peerless shall require the applicable OEM Customer or Third Party Developer to take prompt corrective action, to remedy all quality issues and/or modify its quality assurance processes to satisfy the requirements in EXHIBIT F."

3. Paragraph 8.8 ("Testing Fees") of the Agreement is deleted and replaced only with the following placeholder:

        "8.8   [INTENTIONALLY DELETED]"

4. EXHIBIT F ("Licensed System Test Procedures") is deleted and replaced with a new EXHIBIT F ("Licensed System Test Procedures") to read as attached hereto.

5. All other terms and conditions of the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 22 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officers.

Adobe:                                      Peerless:

ADOBE SYSTEMS INCORPORATED                  PEERLESS SYSTEMS CORPORATION


By:  /s/ JEFF RUSSAKOW                      By:  /s/ WILLIAM R NEIL
   -------------------                         --------------------

Print Name:  Jeff Russakow                  Print Name:  William R. Neil

Title:  Vice President, WW Sales
        Operations & Customer Support       Title:  Vice President - CFO

Date:  10-18-05                             Date:  October 14, 2005



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                                    EXHIBIT F

                         LICENSED SYSTEM TEST PROCEDURES

        Peerless shall test, or in the case of an OEM Customer Licensed System, shall require its OEM Customer or Third Party Developer to test (and Peerless shall monitor and verify such OEM Customer or Third Party Developer testing), any Revised Object (including any previously-certified Revised Object subsequently modified by Peerless, its OEM Customer or Third Party Developer), outputting in hardcopy print or raster data form, for conformity with the Adobe Certification Test Suite in accordance with the following procedures. For purposes of this EXHIBIT F, the term Revised Object shall also mean the CPSI Software, as applicable. If required by an Appendix or test plan, the test results obtained from conducting the testing described herein shall include hardcopy output generated by the raster data files created by the Revised Object outputting to the proposed Designated Output Device or to a mutually agreed upon output device that serves as a representative example of a family of output devices with similar characteristics.

        1. ADOPTING TEST PLAN. Adobe will provide Peerless with the Adobe Certification Test Suite, including the test plan template and related documentation, from which Peerless or its OEM Customer or Third Party Developer derives a test plan. The test plan is defined as a set of rules enabling Peerless or its OEM Customer or Third Party Developer to determine what portions of the Adobe Certification Test Suite will be run and what output is to be produced to enable Peerless or its OEM Customer or Third Party Developer to conduct quality testing of the version of the Revised Object undergoing testing. Peerless or its OEM Customer or Third Party Developer shall create a test plan that specifies the test files to be selected from the Adobe Certification Test Suite and to be run by Peerless or its OEM Customer or Third Party Developer to produce output in hardcopy print or raster data forth that provides the basis for determining whether the Revised Object and Licensed System being tested meets the Minimum Quality Standards (as defined below) required for certification.

        2. TESTING. Prior to submitting a product certification signed by Peerless's Quality Assurance Manager to Adobe, Peerless shall test, or require its OEM Customer or Third Party Developer to test, the Revised Object by running the test files in accordance with the test plan and then fairly evaluating the output from the test files to identify any nonconformity and the severity of such nonconformity in accordance with the severity level criteria set forth below. After successful completion of such testing, Peerless shall retain the completed PostScript Product Certification Checklist, a copy of the applicable test plan, and an electronic copy of the version of the Revised Object that generated the results for a period of no less than three (3) years from the date of Peerless's certification of such product, and retain the hardcopies of the test results and log files for a period of no less than three (3) months front the date of Peerless's certification of such product, and upon request by Adobe, shall provide Adobe with a copy of all of the foregoing materials. Peerless shall *** supply Adobe with a declaration signed by an authorized representative of Peerless certifying that it has run or has verified that its OEM Customer or Third Party Developer has run the Adobe Certification Test Suite in accordance with the test plan created by Peerless or its OEM Customer or Third Party Developer for the Revised Object and Licensed System being tested, that the test results are accurate and complete, and that Peerless has carefully and correctly analyzed, or has verified that its OEM Customer or




Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

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Third Party Developer has carefully and correctly analyzed, the results of such testing and has determined that the Licensed System meets the Minimum Quality Standards.

3. MINIMUM QUALITY STANDARDS. Any Licensed System containing the Revised Object that has undergone testing in accordance with the requirements set forth in this Exhibit F is certifiable provided that the following certification criteria are satisfied. All nonconformities disclosed by the test are evaluated for their "Severity" level (as that term is defined below). ***.

SEVERITY LEVEL:

***



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Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.